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                                  THIRD AMENDMENT TO
                                   CREDIT AGREEMENT



          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of August 21, 1998 is entered into between ZENITH NATIONAL INSURANCE CORP. (the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                  W I T N E S E T H:

          WHEREAS, the Company and the Bank are parties to that certain Credit Agreement dated as of July 24, 1997 (as amended, herein called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement); and

          WHEREAS, the Company and the Bank desire to make certain amendments to the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company and the Bank hereby agree as follows:

          SECTION 1.  AMENDMENTS.

          Subject to and upon the terms and conditions hereof and in reliance on the Company's warranties set forth in SECTION 2 below, as of the date hereof the Credit Agreement is amended as follows:

          1.1 Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in alphabetical order:

          "CAPITAL SECURITIES" shall have the meaning provided therefor in the Capital Trust Offering Memorandum.

          "CAPITAL TRUST" shall mean the Zenith National Insurance Capital Trust I, a statutory business trust fund formed under the laws of the State of Delaware.

          "CAPITAL TRUST OFFERING MEMORANDUM" shall mean the Confidential Offering Circular, dated July 27, 1998 related to the Capital Trust and the securities being issued thereby.

          "DECLARATION" shall have the meaning provided therefor in the Capital Trust Offering Memorandum.

          "DISTRIBUTION" shall have the meaning provided therefor in the Capital Trust Offering Memorandum.

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          "GUARANTEE" shall have the meaning provided therefor in the Capital
     Trust Offering Memorandum.

          "INDENTURE" shall have the meaning provided therefor in the Capital Trust Offering Memorandum.

          "SUBORDINATED DEBENTURES" shall have the meaning provided therefor in the Capital Trust Offering Memorandum.

          1.2 The definition of "Total Capitalization" contained in Section 1.1 of the Credit Agreement shall be amended to read as follows:

          "TOTAL CAPITALIZATION" shall mean (a) principal of all Indebtedness of the Company described in clauses (a), (d) or (f) of the definition thereof for which the Company is directly liable or a Contingent Obligation of the Company related to Indebtedness described in one of such clauses plus (b) the Total Shareholders' Equity of the Company plus (c) the aggregate liquidation amount of any Capital Securities then outstanding.

          1.3  The definition of "Fixed Interest Charges" contained in Section
     1.1 of the Credit Agreement shall be amended to read as follows:

          "FIXED INTEREST CHARGES" shall mean interest paid or, without duplication, accrued but unpaid on the Loans or any other Indebtedness described in clauses (a) or (d) of the definition thereof, which shall be determined at the end of each fiscal quarter for the four consecutive fiscal quarters then ended; PROVIDED, THAT interest on the Subordinated Debentures and Distributions on the Capital Securities shall be excluded from this definition for purposes of the calculation.

          1.4 The following sentence shall be added to the end of the definition of "Indebtedness" in Section 1.1 of the Credit Agreement:

     "Except for purposes of Section 8.1(e), neither the Subordinated Debentures nor the Capital Securities shall constitute Indebtedness of the Company for purposes of this Agreement."

          1.5 The following sentence shall be added to the end of the definition of "Contingent Obligations" in Section 1.1 of the Credit
     Agreement:

     "Company's obligations under the Guarantee, the Subordinated Debentures, the Indenture, and the Declaration (which taken together is a full and unconditional guaranty by the Company of the Capital Trust's obligations under the Capital Security) shall not


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     constitute Contingent Obligations for purposes of this Agreement except for purposes of Section 8.1(e) "

          1.6 Delete the heading "Long-Term Debt Rating of the Company" for the gird under "Applicable Margin" in Section 1.1 of the Credit Agreement and replace with "Rating of Company's 9% Senior Notes due 2002." In the absence of a rating on such 9% Notes, an equivalent senior unsecured debt rating or in the absence of that, a rating one level above the rating on the 8.55% Capital Securities.

          1.7 Delete the heading "Long-Term Debt Rating of the Company" for the gird under Section 2.9(b) of the Credit Agreement and replace with "Rating of Company's 9% Senior Notes due 2002." In the absence of a rating on such 9% Notes, an equivalent senior unsecured debt rating or in the absence of that, a rating one level above the rating on the 8.55% Capital Securities.

          SECTION 2.  WARRANTIES.

          To induce the Bank to enter into this Amendment, the Company warrants to the Bank as of the date hereof that:

          (a) After giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

          (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          (c) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as modified by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with the Credit Agreement's terms, without defense, counterclaim or offset.

          SECTION 3.  GENERAL.

          (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (b) The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise


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obligate the Bank to execute similar modifications under the same or similar circumstances in the future.

          (c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Delivered at Chicago, Illinois, as of the date and year first above written.


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By: /s/ Gary R. Peet
                                           ----------------------------------
                                        Name:  Gary R. Peet
                                        Title: Managing Director



                                        ZENITH NATIONAL INSURANCE CORP.


                                        By: /s/ Stanley R. Zax
                                           ----------------------------------
                                        Name:  Stanely R. Zax
                                        Title: Chairman & President



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